UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

RMB INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RMB INVESTORS TRUST

115 SOUTH LASALLE STREET, 34TH FLOOR,
CHICAGO, IL 60603
1-800-462-2392
[•], 2024
Dear Shareholder:
We are pleased to invite you to a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of RMB Investors Trust (the “Trust”) to be held at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 on March 20, 2024 at 1:00 p.m., central time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):
·Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and the RMB SMID Cap Fund, and Curi RMB Capital, LLC, the successor company to RMB Capital Management, LLC (“Curi RMB Capital” or the “Adviser”);
·Approval of a new sub-advisory agreement between Curi RMB Capital and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”) for investment management services to be provided to the RMB Mendon Financial Services Fund.
This Proxy Statement contains information about the Proposals and the materials to use when voting by internet, phone, or mail.
The Board of Trustees of the Trust has reviewed each matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.
The enclosed Q&A is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.
Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by internet, phone, or mail. Your vote is extremely important, no matter how large or small your holdings may be.
The Trust is using EQ Fund Solutions, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card(s), please contact our proxy solicitor, toll-free at (800) 628-8538.

Thank you for your time in considering these important Proposals and for your continuing investment in and support of RMB Investors Trust.

Sincerely, Margaret M. Eisen Chair, Board of Trustees

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting RMB Investors Trust (the “Trust”) and its series, the RMB Fund, the RMB Mendon Financial Services Fund (the “Financial Services Fund”), the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and the RMB SMID Cap Fund (each a “Fund” and together, the “Funds”) that require a shareholder vote.
Q.    Why am I receiving this Proxy Statement?
A.    Pursuant to a merger and redemption agreement by and among RMB Capital Holdings, LLC (“RMB Capital Holdings”), RMB Capital Corporation, RMB Capital Management, LLC (“RMB”), Curi Capital, LLC (“Curi Capital”), and Curi Wealth Management, LLC (“Curi Wealth Management” and, together with Curi Capital and their affiliates, “Curi”), a registered investment adviser, Curi Wealth Management merged with and into RMB (the “Transaction”). RMB is the surviving company, now operating under the name “Curi RMB Capital, LLC” (“Curi RMB Capital” or "Adviser"). Curi Capital owns a majority interest in Curi RMB Capital, and RMB Capital Holdings, the entity in which the former partners of RMB own equity, holds a minority stake. The Transaction closed on January 1, 2024.
The closing of the Transaction resulted in a change of control of RMB, constituting an assignment of (i) the Investment Advisory Agreement between the Trust and RMB, relating to each Fund, and (ii) the Sub-Advisory Agreement between RMB and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”) with respect to the Financial Services Fund. The assignment caused the automatic termination of the Investment Advisory Agreement and the Sub-Advisory Agreement (the “Former Agreements”). The Former Agreements were last approved at a Board meeting held on June 15, 2023.
In order to provide the Funds with continuity of investment advisory services, at an in-person meeting held on December 13, 2023, the Board of Trustees (the “Board”) of the Trust, none of whom is an ‘‘interested person’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), unanimously voted to approve (i) a new investment advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital (the ‘‘New Advisory Agreement’’), and also approved a new sub-advisory agreement between Curi RMB Capital and Mendon for the Financial Services Fund (the ‘‘New Sub-Advisory Agreement’’ and, together with the New Advisory Agreement, the ‘‘New Agreements’’). and (ii) an interim advisory agreement between the Trust and Curi RMB Capital (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between Curi RMB Capital and Mendon for the Financial Services Fund (the “Interim Sub-Advisory Agreement (together, the “Interim Agreements”). The terms of the Interim Agreements are substantially the same as those of the Former Agreements, except for certain provisions that are permitted or required by Rule 15a-4. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Agreements took effect immediately upon the termination of the Former Agreements on January 1, 2024 (the “Interim Agreement Effective Date”), and will remain in effect for a period of the lesser of 150 days or the effectiveness of the New Agreement. Before the New Agreements can take effect, shareholders must vote to approve the New Agreements. Accordingly, this Proxy Statement is being provided to shareholders to solicit approval of the New Agreements.

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The Board unanimously recommends that you vote FOR the approval of the New Agreements.
Q.    Why are the New Agreements being voted on?
A.    As described above, the New Agreements are required as a result of a change in control of RMB pursuant to the Transaction, which resulted in an assignment and the automatic termination of the Former Agreements. Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, each Fund’s shareholders must approve the relevant New Agreement for Curi RMB Capital to serve as investment adviser to the Funds and for Mendon to continue to serve as sub-adviser to the Financial Services Fund, as applicable. The Board has considered and approved the New Agreements and the calling of a special meeting of shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) and solicitation of proxies, for shareholders of the Funds to consider and vote on approval of the New Agreements.
Q.    Who is Curi RMB Capital?
A.    Upon closing of the Transaction, Curi Wealth Management merged with and into RMB, and RMB is the surviving company, operating under the name “Curi RMB Capital, LLC.” Curi RMB Capital is an independent diversified financial services firm that provides advisory and investment services to individuals, trusts, family offices, endowments, and other institutions. In addition to management of the Funds, Curi RMB Capital manages a number of diverse investment strategies including managed accounts and privately offered funds. Asset management services also include oversight of an investment platform utilized by clients that includes both internally and externally managed investment offerings.
Prior to the Transaction, Curi Wealth Management was a wealth advisory firm founded in 2019 providing services to individuals, trusts, family offices, endowments, and other institutions and accounts. Curi offered a variety of investment advisory services, including portfolio management, consulting and supervisory services. Investment advisory services were provided on a discretionary or non-discretionary basis. As of December 1, 2023, Curi Wealth Management had approximately $1.4 billion in regulatory assets under management.
Prior to the Transaction, RMB was an independent diversified financial services firm founded in 2005 that provided advisory and investment services to individuals, institutions, and employers. RMB had approximately $9.5 billion in regulatory assets under management as of March 31, 2023 and approximately 150 employees and offices across nine states. RMB’s asset management services included proprietary equity, fixed income and alternative investment strategies run by highly experienced portfolio managers. These strategies are now offered to Curi RMB Capital’s wealth management clients, family offices, institutional clients and consultants.
Q.    How will the New Agreements affect the Funds?
A.    Each Fund’s investment objectives, strategies, and policies, as well as each Fund’s portfolio managers, will not change as a result of the New Agreements. You will still own the same number of shares in the same Fund(s) and the value of your investment will not change as a result of the Transaction. The New Agreements contain substantially similar terms and conditions, and an identical fee structure, as

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the Former Agreements, and are discussed in more detail in the enclosed Proxy Statement.
Q.    Will the investment advisory fee rates be the same upon approval of the New Agreements?
A.    Yes. The investment advisory fee rate and sub-advisory fee rate applicable to each Fund under the New Agreements will be the same as under the Former Agreements.
Q.    What will happen after the Interim Agreement Effective Date until such time as the shareholders vote to approve the New Agreements at the Shareholder Meeting?
A.Under the Interim Agreements, which took effect on the Interim Agreement Effective Date, Curi RMB Capital serves as the investment adviser to the Funds, and the Financial Services Fund will continue to be sub-advised by Mendon. The terms of the Interim Agreements are identical to those of the Former Agreements, except for certain provisions that are permitted or required by Rule 15a-4, as follows: a duration no greater than 150 days from the Interim Agreement Effective Date; the same compensation as the corresponding Former Agreement; termination of an Interim Agreement at any time with respect to a Fund by the Board or a majority of the Fund’s outstanding voting securities, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser or Sub-Adviser, as applicable; and that the compensation earned under the Interim Agreements be held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of the New Agreements by the Funds’ shareholders.
The Interim Agreements are not required to be approved by the shareholders of a Fund and will continue in effect as to each Fund for 150 days following the Interim Agreement Effective Date, unless terminated sooner by the Board, Curi RMB Capital or, in the case of the Interim Sub-Advisory Agreement, Mendon, or until the applicable New Agreement is approved by the shareholders of the Fund.
Q.    What will happen if shareholders do not approve the New Agreements?
A.    Curi RMB Capital and Mendon, as applicable, will provide investment management services to the Funds for up to 150 days following the Interim Agreement Effective Date under the Interim Agreements (May 30, 2024). If the relevant New Agreement for a Fund is not approved within 150 days following the Interim Agreement Effective Date, Curi RMB Capital and Mendon (as applicable) will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission (“SEC”). If any New Agreement is not approved with respect to any Fund within the 150-day period, only the lesser of the costs incurred in performing the corresponding Interim Agreement (plus interest) or the amount in the escrow account (including interest) will be paid to Curi RMB Capital or Mendon, as applicable. The Board of Trustees in such case will consider other alternatives and make such arrangements for the management of such Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

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Q.    How does the Trust’s Board of Trustees recommend that I vote?
A.    The Trust’s Board of Trustees unanimously recommends that you vote FOR the approval of the New Agreements. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”
Q.    When and where will the Shareholder Meeting be held?
A.    The Shareholder Meeting will be held at the offices of the Trust, 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 on March 20, 2024 at 1:00 p.m., central time.
Q.    Will the Funds pay for the proxy solicitation and related legal costs?
A.    No. Curi RMB Capital has agreed to bear these costs whether or not the proposals are approved.
Q.    Do I have to attend the Shareholder Meeting in order to vote my shares?
A.    No. You can simply mail in the enclosed proxy card(s) or use the internet or phone procedures for voting your shares as set forth below.
Q.    How can I vote my shares?
A.    You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•Through the internet, using the website address on the enclosed proxy card(s);
•By phone, using the toll free number on the enclosed proxy card(s);
•By mail, using the enclosed proxy card(s) and return envelope; or
•In person at the Shareholder Meeting.
Q.    Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.    Please contact our proxy solicitor, EQ Fund Solutions, toll free, at (800) 628-8538.

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RMB INVESTORS TRUST

115 SOUTH LASALLE STREET, 34TH FLOOR,
CHICAGO, IL 60603
________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
________________________
Notice is hereby given that a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of RMB Investors Trust (the “Trust”) will be held at the Trust’s offices at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 on March 20, 2024 at 1:00 p.m., central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:
Proposal 1: Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and the RMB SMID Cap Fund (each a “Fund” and together, the “Funds”), and Curi RMB Capital, LLC, the successor company to RMB Capital Management, LLC (“Curi RMB Capital” or the “Adviser”);
Proposal 2: Approval of a new sub-advisory agreement between Curi RMB Capital and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”) for investment management services to be provided to the RMB Mendon Financial Services Fund.
The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR each of these proposals (the “Proposals”).
Holders of record of shares of each Fund at the close of business on January 5, 2024 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees, Margaret M. Eisen Chair, Board of Trustees

IMPORTANT—WE NEED YOUR PROXY VOTE IMMEDIATELY
A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card(s) and return them in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.
Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on March 20, 2024. This Proxy Statement is available on the Internet at https://vote.proxyonline.com/rmb/docs/proxy2024.pdf.

RMB INVESTORS TRUST
115 SOUTH LASALLE STREET, 34TH FLOOR
CHICAGO, IL 60603
________________________
PROXY STATEMENT
________________________
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of RMB Investors Trust (the “Trust”) for use at a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Shareholder Meeting”) of the RMB Fund, the RMB Mendon Financial Services Fund (“Financial Services Fund”), the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and the RMB SMID Cap Fund (each a “Fund,” and together, the “Funds”) to be held on March 20, 2024 at 1:00 p.m., central time, at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”
This Proxy Statement and the enclosed proxy card(s) are expected to be first distributed to shareholders on or about [•], 2024, or as soon as practicable thereafter. The solicitation of proxies will occur principally by the internet or mail, but proxies may also be solicited by phone or other means.
The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by internet, phone, mail or other means, will be paid by Curi RMB Capital, LLC (“Curi RMB Capital”).
The Trustees have fixed the close of business on January 5, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, the Funds’ issued and outstanding Shares were as follows:

FUND	ISSUED AND OUTSTANDING SHARES
RMB Fund	3,396,907
RMB Mendon Financial Services Fund	4,542,364
RMB International Fund	26,158,060
RMB Japan Fund	2,504,281
RMB Small Cap Fund	7,676,839
RMB SMID Cap Fund	7,049,960

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 20, 2024: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD(S) ARE AVAILABLE AT https://vote.proxyonline.com/rmb/docs/proxy2024.pdf.

Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained without charge on the Funds’ website at www.rmbfunds.com/documents or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.
A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card(s) and mail them in the enclosed reply envelope, or vote by the internet or phone as described on the proxy card(s).
The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of each Fund will vote together as a single class separately on each proposal pertaining to such Fund.

Proposal	Shareholders Solicited
	RMB Fund	Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund

(1) To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital, LLC	X	X	X	X	X	X
(2) To approve a new sub-advisory agreement between Curi RMB Capital, LLC and Mendon Capital Advisors Corp. for the Financial Services Fund		X

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

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PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital, LLC (“Curi RMB Capital” or the “Adviser”).
At the Shareholder Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Curi RMB Capital. The New Advisory Agreement, which was approved by the Board on December 13, 2023, contains substantially similar terms with respect to the services to be provided and the identical fee structure provided under the Funds’ former investment advisory agreement with RMB Capital Management, LLC (“RMB”) (the “Former Advisory Agreement”). The Former Advisory Agreement was last approved by the Board at a meeting held June 15, 2023 and was last submitted to a vote of shareholders on September 29, 2016 in connection with a change in the Funds’ investment adviser. As discussed more fully below, approval of the New Advisory Agreement is necessary due to a change in control of RMB.
Background
Pursuant to a merger and redemption agreement by and among RMB Capital Holdings, LLC (“RMB Capital Holdings”), RMB Capital Corporation, RMB, Curi Capital, LLC (“Curi Capital”), and Curi Wealth Management, LLC (“Curi Wealth Management” and, together with Curi Capital and their affiliates, “Curi”), a registered investment adviser, Curi Wealth Management merged with and into RMB (the “Transaction”) RMB is the surviving company, now operating under the name “Curi RMB Capital, LLC.” Curi Capital owns a majority interest in Curi RMB Capital, and RMB Capital Holdings, the entity in which the former partners of RMB own equity, holds a minority stake. The Transaction closed on January 1, 2024. The closing of the Transaction resulted in a change of control of RMB, constituting an assignment of the Investment Advisory Agreement between the Trust and RMB relating to each Fund. The assignment caused the automatic termination of the Former Advisory Agreement.
In order to provide the Funds with continuity of investment advisory services, at an in-person meeting held on December 13, 2023, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, the Board unanimously approved (i) a new investment advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital (the “New Advisory Agreement”), subject to the approval of the shareholders of such Funds, and (ii) an interim advisory agreement between the Trust, on behalf of each Fund, and Curi RMB Capital (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The Interim Agreement took effect immediately upon the termination of the Former Advisory Agreement on January 1, 2024 (the “Interim Agreement Effective Date”), and will remain in effect for a period of the lesser of 150 days or the effectiveness of the New Advisory Agreement.
If the New Advisory Agreement is not approved within 150 days following the Interim Agreement Effective Date, Curi RMB Capital will no longer provide advisory services to the Funds, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Funds’ investments as it deems appropriate and in the best interests of the Funds, including (without limitation) the recommendation of one or more

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other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of the impacted Fund(s).
Under the Interim Advisory Agreement, the advisory fees earned by Curi RMB Capital during the interim period will be held in an interest-bearing escrow account. Each Fund’s interim advisory fees that are paid to the escrow account, including interest earned, will be paid to Curi RMB Capital, if Fund shareholders approve the New Advisory Agreement with respect to each Fund, as applicable, in each case within 150 days of the Interim Agreement Effective Date. If shareholders of a Fund do not approve the New Advisory Agreement within 150 days of the Interim Agreement Effective Date, then with respect to that Fund, Curi RMB Capital will be paid the lesser of: (i) any costs incurred in performing its respective duties under an Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.
The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Former Advisory Agreement with respect to services to be provided by Curi RMB Capital, and the New Advisory Agreement has a fee structure identical to that of the Former Advisory Agreement. The material terms of the New Advisory Agreement and Former Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Former Advisory Agreement.”
As a result of the Transaction, the CEO of Curi Wealth Management, Dimitri Eliopoulos, became the CEO of Curi RMB Capital. RMB founding partner and CEO Richard M. Burridge has moved into a new role as Executive Chairman of Curi RMB Capital and remains Co-Chief Investment Officer. The remainder of RMB’s leadership team remains in place and there are no anticipated changes to the portfolio managers of the Funds. There were no changes to the investment objectives of the Funds and no material changes to the day-to-day management and operations of the Funds are expected.
Compensation Paid to the Adviser
Under the New Advisory Agreement, Curi RMB Capital will be entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by Curi RMB Capital as investment adviser to that Fund. Each Fund’s advisory fee is identical to the Fund’s advisory fee payable under the Former Advisory Agreement.

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Fund	0.70%

For the fiscal year ended December 31, 2023, the Funds paid RMB management fees pursuant to the Former Advisory Agreement in the amounts set forth below, after application of the expense limitation agreement that is discussed below in the section titled “Summary of the New Advisory Agreement and the Former Advisory Agreement-Management Fees.”

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RMB Fund	$ 633,417
RMB Mendon Financial Services Fund	$ 1,328,734
RMB International Fund	$ 1,923,627
RMB Japan Fund	$ 78,986
RMB Small Cap Fund	$ 609,896
RMB SMID Fund	$ 391,669

Information about the Adviser
Upon closing of the Transaction, Curi Wealth Management merged with and into RMB. RMB is the surviving company, now operating under the name “Curi RMB Capital, LLC.” Curi RMB Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Curi RMB Capital is an independent diversified financial services firm that provides advisory and investment services to individuals, trusts, family offices, endowments, and other institutions. In addition to management of the Funds, Curi RMB Capital manages a number of diverse investment strategies including managed accounts and privately offered funds. Asset management services also include oversight of an investment platform utilized by clients that includes both internally and externally managed investment offerings.
Prior to the Transaction, Curi Wealth Management was a wealth advisory firm founded in 2019 providing services to individuals, families, trusts, family offices, endowments, and other institutions and accounts. Curi offered a variety of investment advisory services, including portfolio management, consulting and supervisory services. Investment advisory services were provided on a discretionary or non-discretionary basis. As of December 1, 2023, Curi Wealth Management had approximately $1.4 billion in regulatory assets under management.
Prior to the Transaction, RMB was an independent diversified financial services firm founded in 2005 that provided advisory and investment services to individuals, institutions, and employers. RMB had approximately $9.5 billion in regulatory assets under management as of March 31, 2023 and approximately 150 employees and offices across nine states. RMB’s asset management services included proprietary equity, fixed income and alternative investment strategies run by highly experienced portfolio managers. These strategies are now offered to Curi RMB Capital’s wealth management clients, family offices, institutional clients and consultants.
Summary of the New Advisory Agreement and the Former Advisory Agreement
A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, Curi RMB Capital will provide investment advisory services to the Funds for the same fee each Fund was obligated to pay under the Former Advisory Agreement, and under terms that are substantially similar to those of the Former Advisory Agreement, except the New Advisory Agreement provides that any question of interpretation of any term or provision of the New Advisory Agreement having a counterpart in or otherwise derived from a term or provision of the federal securities laws shall be resolved by reference to such term or provision of the federal securities laws and to any interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, the New Advisory Agreement provides that where the effect of a requirement of the federal securities laws or any rule thereunder, reflected in any provision of the New Advisory Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such

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provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation. The Former Advisory Agreement provided that the federal or state courts within the state of New York had exclusive jurisdiction over any action, suit, or proceeding arising out of, or related to, the agreement, whereas the New Advisory Agreement does not mandate jurisdiction.
Advisory Services. Both the New Advisory Agreement and Former Advisory Agreements (the “Advisory Agreements”) state that, subject to the control and direction of the Board, the adviser thereunder will provide such investment management services and advice to the Funds as are set forth in the agreement. Both Advisory Agreements provide that the investment adviser thereunder will manage the investment and reinvestment of the Funds’ assets consistent with the investment objectives and policies of each Fund as set forth in the Fund’s prospectus and statement of additional information. The Advisory Agreements also both provide that as part of the services the adviser thereunder will, among other things: (i) determine what securities shall be purchased for the Funds and what securities shall be held or sold; (ii) determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities shall be exercised; (iii) render regular reports to the Board concerning each Fund’s investment activities; and (iv) place orders for the purchase or sale of portfolio securities for the Funds’ account with brokers or dealers selected by such adviser.
Management Fees. The New Advisory Agreement and Former Advisory Agreement contain an identical fee structure as detailed above under “Compensation Paid to the Adviser.” In addition, pursuant to an expense limitation agreement, Curi RMB Capital will waive all or a portion of its management fees and reimburse certain Fund operating expenses to the extent required to reduce “Total Annual Fund Operating Expenses” for each class of the Funds as set forth below, through April 30, 2024.

Expense Limits	Class A	Class C	Class I	Investor Class
RMB Fund	1.59%	2.34%	1.34%	N/A
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%	N/A
RMB International Fund	N/A	N/A	1.15%	1.40%
RMB Japan Fund	N/A	N/A	1.30%	1.55%
RMB Small Cap Fund	N/A	N/A	0.95%	1.20%
RMB SMID Cap Fund	N/A	N/A	0.80%	1.05%

Pursuant to the expense limitation agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three years after the date on which such waiver and/or reimbursement occurred, provided the Fund is able to effect repayment and remain in compliance with the expense limitation in effect currently and at the time the fees were waived or expenses were reimbursed. In accordance with the expense limitation agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation and indemnification) and any other costs and expenses approved by the Board. The expense limitation will terminate on April 30, 2024, unless it is renewed by all parties to the expense limitation agreement, the New Advisory Agreement is terminated, or the expense limitation agreement is otherwise terminated with the consent of the Board.
Duration and Termination. The New Advisory Agreement will continue in effect through June 30, 2025 and shall thereafter continue in effect for successive annual periods with

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respect to a Fund, subject to annual approval requirements by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and further subject to annual approval by a majority of the “Independent Trustees,” as required by Section 15(c) of the 1940 Act. The Former Advisory Agreement provides that it will continue in effect for successive annual periods, subject to the same annual approval. Both the New Advisory Agreement and the Former Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds), or by the adviser thereunder, without the payment of any penalty. In addition, both the New Advisory Agreement and the Former Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
Limitation on Liability. The New Advisory Agreement and the Former Advisory Agreement contain identical provisions related to liability and provide that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Advisory Agreements.
THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.
PROPOSAL 2
APPROVAL OF NEW SUB-ADVISORY AGREEMENT
The Trust’s Board of Trustees unanimously recommends that shareholders of the RMB Mendon Financial Services Fund vote FOR the approval of the New Sub-Advisory Agreement between RMB and Mendon.
At the Shareholder Meeting, shareholders of the RMB Mendon Financial Services Fund (the “Financial Services Fund”) will be asked to approve a new Sub-Advisory Agreement for the Financial Services Fund between Curi RMB Capital and Mendon (the “New Sub-Advisory Agreement). The New Sub-Advisory Agreement contains substantially similar terms with respect to the services to be provided by Mendon and an identical fee structure as the former sub-advisory agreement between RMB and Mendon (the “Former Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement is necessary because the closing of the Transaction resulted in a change of control of RMB, constituting an assignment of the Former Sub-Advisory Agreement between RMB and Mendon with respect to the RMB Mendon Financial Services Fund. The assignment caused the automatic termination of the Former Sub-Advisory Agreement.
To avoid disruption of the Funds’ investment management program and to continue the relationship of Mendon as sub-advisor to the Financial Services Fund, at a meeting held on December 13, 2023, the Board unanimously voted to approve (i) the New Sub-Advisory Agreement, subject to approval of the shareholders of the Financial Services Fund, and (ii) an interim Sub-Advisory Agreement between Curi RMB Capital and Mendon (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment sub-advisory agreement, subject to certain conditions. The Interim Sub-Advisory Agreement took effect immediately upon the termination of the Former Sub-Advisory Agreement on January 1, 2024 (the “Interim Agreement Effective Date”), and will remain in effect for a period of the lesser of 150 days or the effectiveness of the New Sub-Advisory Agreement.

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The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement and applicable Former Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Former Sub-Advisory Agreement.”
If the shareholders of the Financial Services Fund do not approve the New Sub-Advisory Agreement within 150 days of the Interim Sub-Advisory Agreement Effective Date, then Mendon will cease to be the sub-adviser of the Financial Services Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Financial Services Fund’s investments as it deems appropriate and in the best interests of the Financial Services Fund, including (without limitation) the recommendation of one or more sub-advisers, subject to approval by the Board and Fund shareholders, or the liquidation of the Financial Services Fund.
The management and portfolio manager at Mendon will not change as a result of the New Sub-Advisory Agreement. Anton Schutz and Dan Goldfarb will remain the portfolio managers of the Financial Services Fund. Mr. Schutz is the President and Chief Investment Officer of Mendon. Mr. Goldfarb is a Portfolio Manager of Mendon.
Compensation Paid to Mendon
Under the New Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, of 0.375% of the Financial Services Fund’s average daily net assets in return for the services it provides as sub-adviser to the Fund. The sub-advisory fee is identical to the sub-advisory fee payable under the Former Sub-Advisory Agreement.
For the fiscal year ended December 31, 2023, Mendon was paid $664,367 pursuant to the Former Sub-Advisory Agreement.
Information about Mendon
As of December 31, 2023, Mendon managed approximately $218 million in assets. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private funds and investment companies since 1996. Mr. Schutz is the sole owner of Mendon Capital Advisors Corp. and serves as the portfolio manager to the Financial Services Fund. Mendon’s principal offices are located at 31 Ocean Reef Drive, Suite C101 #249, Key Largo, Florida 33037.
Summary of the New Sub-Advisory Agreement and the Former Sub-Advisory Agreements
A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by Mendon under the New Sub-Advisory Agreement and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by Mendon and the fee structure under the Former Sub-Advisory Agreement.
Advisory Services. Both the New Sub-Advisory Agreement and Former Sub-Advisory Agreement (the “Sub-Advisory Agreement”) state that, subject to the review of the Board and overall supervision of the adviser thereunder, Mendon will provide such investment management services and advice to the Financial Services Fund as are set forth in the agreement. The Sub-Advisory Agreement provides that Mendon will use its best efforts to provide the Financial

8

Services Fund continuing and suitable investment advice with respect to investments consistent with the investment policies, objectives and restrictions of the Financial Services Fund as set forth in its prospectus and statement of additional information. The Sub-Advisory Agreement also provides that as part of the services Mendon will, among other things: (i) determine what securities shall be purchased for the Financial Services Fund and what securities shall be held or sold; (ii) furnish the Financial Services Fund with research, economic and statistical data in connection with the Financial Services Fund’s investments and investment policies; (iii) submit such reports relating to the valuation of the Financial Services Fund’s securities as the adviser thereunder may reasonably request; (iv) place orders for the purchase, sale or exchange of portfolio securities for the Financial Services Fund’s account with brokers or dealers selected by the adviser thereunder or Mendon; and (v) as requested, make reports to the adviser thereunder or the Board on Mendon’s performance of the services.
Sub-Advisory Fees. Both the New Sub-Advisory Agreement and Former Sub-Advisory Agreement contain the identical fee structure. The sub-advisory fees are paid by the adviser thereunder and do not affect the Financial Services Fund’s expenses.
Duration and Termination. The New Sub-Advisory Agreement will continue in effect through June 30, 2025 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Sub-Advisory Agreement and the Former Sub-Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Financial Services Fund) without the payment of a penalty, or by the adviser thereunder or Mendon at any time, without the payment of a penalty, upon sixty (60) days’ written notice.
Limitation on Liability and Indemnification. Both the New Sub-Advisory Agreement and Former Sub-Advisory Agreement provide that Mendon will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Financial Services Fund or the adviser thereunder in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Mendon’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.
THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.
BOARD APPROVAL AND RECOMMENDATION OF PROPOSALS 1 AND 2
The Board of Trustees (“Board”) is recommending that shareholders vote “FOR” Proposal 1 to approve a New Advisory Agreement for each Fund and “FOR” Proposal 2 to approve the New Sub-Advisory Agreement for the Financial Services Fund (together, the “New Agreements”).

On December 13, 2023, the Board consisting entirely of Independent Trustees considered the approval of the New Agreements for the Funds. In order to protect the Funds against disruption of investment services in the event the shareholders had not approved the New Agreements prior to the date of the Closing, the Board also unanimously approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement (together the “Interim Agreements”). In determining to approve the New Agreements, the Trustees considered that they had last approved the Former Agreements, the terms of which are substantially identical to those of the New Agreements, on June 15, 2023. The Trustees also considered that the Board had previously held a meeting on December 8, 2023, with independent counsel, where they carefully considered

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and discussed various factors, relating to the proposed Transaction. In sum, the Board considered at its meetings on December 8, 2023 and December 13, 2023, the factors Board members considered relevant, including, but not limited to, the following:

•the fact that RMB had conducted a lengthy process with professional assistance to identify a strategic partner able to provide permanent capital to RMB and to support the growth and distribution of the Funds;
•the results of the due diligence conducted by RMB in respect of Curi Capital and Curi Wealth Management and its senior management, including that Dimitri Eliopoulos, who will serve as Chief Executive Officer of Curi RMB Capital, had previously worked at RMB and was familiar with the operation of the Funds;
•the fact that existing leadership, including portfolio management teams for the Funds, would remain in place following the Transaction;
•the material terms of the Transaction and the material terms of documents ancillary to the Transaction, including that management fees would be identical under the New Agreements to those charged under the Former Agreements;
•the potential benefits and risks to the Funds due to the Transaction, including whether the Transaction, and the proposed timing of the Transaction, would in any way be detrimental to or place any unfair burden on the Funds and their shareholders;
•the potential effects that completion of the Transaction would have on RMB, including in respect of the Funds’ management resources, personnel retention and recruitment, the operational expertise of the Funds, the reputation of the Funds and the Funds’ ability to achieve their investment objectives.
At each of the December Board meetings, the Board consisting entirely of Independent Trustees were represented by independent legal counsel and met separately in executive session with that independent legal counsel present. During those executive sessions, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by RMB and Curi at the request of the independent legal counsel to the Independent Trustees.

The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval at the December 13, 2023 Board meeting are described below.

1.Materials reviewed. In response to a detailed information request, including supplemental requests, sent on the Independent Trustees’ behalf by their independent legal counsel, RMB and Curi addressed a range of information relating to the New Agreements, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, and the expected changes in the management and operations of RMB and RMB’s investment teams serving the Funds after the Transaction. RMB and Curi’s responses also included extensive materials regarding the Funds’ investment results, advisory fees under the Former and New Agreements, and financial and profitability information regarding RMB and Curi RMB Capital, on a pro forma basis. Furthermore, throughout the course of the year as part of their ongoing oversight of the management of the Funds, the Independent Trustees received a wide variety of materials relating to the services provided by RMB, including reports on the Funds’ investment results, portfolio composition, portfolio investment practices, and other information relating to the nature, extent, and quality of services provided by RMB to the Funds. In addition to the information furnished by RMB and Curi, the Trustees were provided with a legal memorandum from independent counsel discussing their fiduciary duties related to the approval of the New Agreements as well as considerations relevant to the Transaction.

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2.Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the existing advisory, administrative and shareholder services provided by RMB, including: the portfolio management of the Funds and supervision of Mendon for the Mendon Funds; supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Funds shareholders; general oversight of Mendon and other service providers; coordination of Fund marketing initiatives; assisting the Independent Trustees in their capacity as trustees; monitoring and managing the Funds’ liquidity pursuant to the liquidity risk management program; serving as valuation designee; and other services.
The Board further considered the materials provided describing the services to be provided by Curi RMB Capital to the Funds, as well as their conversations with both Curi and RMB. In reviewing the nature, extent, and quality of services to be provided to the Funds, the Board considered, among other things: that the New Agreements would be identical to both the Former Agreements and the Interim Agreements (except for certain provisions contained in the Interim Agreements that are different, as required by law); that Curi RMB Capital would continue to provide the same advisory and other services to the Funds for the same fees subject to the oversight of the Board of Trustees; that the Funds’ investment objective and investment strategies would not change as a result of the Transaction; that the investment advisory personnel of RMB who provide advisory services to the Funds were expected to remain the same; and that therefor there would not be any detrimental effects to the management of the Funds as a result of the Transaction.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Funds and noted that no changes to these were anticipated as a result of the Transaction.
The Board concluded that the nature, quality and extent of the services to be provided by Curi RMB Capital and Mendon to the Funds under the New Agreements were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by Curi RMB Capital and Mendon, as applicable, as contemplated by the New Agreements.
3.Performance of the Funds. The Board considered short-term and long-term investment performance for each of the Funds and determined that performance was acceptable in light of current market conditions, cyclicality of certain sectors, investment style, steps taken by RMB to improve performance and asset size, and that that the investment advisory personnel of RMB who provide advisory services to the Funds were expected to remain the same.

4.Costs of Services to Funds: Fees and Expenses. The Board considered the proposed management fee structure under the New Agreements, noting that it was identical to the structure under the Former Agreements. The Board further noted that the Funds’ management fee rates and expense ratios were generally within range relative to industry averages for the Funds’ peer group category and the advisory fees charged by RMB to private Funds and other accounts with similar investment mandates. The Board viewed favorably that fees would remain the same and the current willingness of Curi RMB Capital to limit the total expense ratios of certain Funds, including maintaining the agreements to contractually waive fees and reimburse expenses currently in effect.
5.Profitability and Costs of Services to RMB. The Board considered and reviewed information concerning RMB’s profitability and costs attributable to the Funds and pro forma information concerning Curi RMB Capital’s profitability. The Board also reviewed financial statements of RMB and Curi and pro forma financial statements of Curi RMB Capital and noted Curi’s stable and secure financial position and the expected benefits that would arise from the

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Transaction. The Board concluded that profitability for each of the Funds would not be excessive, particularly in light of the quality of the services provided to the Funds.
6.Economies of Scale. The Board considered the potential that the Transaction could increase the Funds’ assets under management over time, which could result in economies of scale being realized by the Funds and their shareholders.
7.Other Relevant Considerations.
(a)    Personnel and Methods. The Board considered the size, education and experience of the staff of Curi, RMB and Mendon. The Board also considered the generally favorable history, reputation, qualifications and background of Curi, RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of Curi RMB Capital and Mendon would have sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b)    Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Curi RMB Capital, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
(c)    Other matters. The Board noted that Curi RMB Capital and the Fund had agreed to comply with all of the requirements of Section 15(f) under the 1940 Act. In addition, the Board noted that Curi and RMB had agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Agreements and all costs of this proxy solicitation. As a result, the Funds will bear no costs in seeking shareholder approval of the New Agreements.
Conclusion. In considering the New Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that the Funds and the shareholders of the Funds were likely to benefit from the nature, extent and quality of Curi RMB Capital’s services and that Curi RMB Capital has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of Curi. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Curi RMB Capital, the Board, comprised entirely of Independent Trustees, in keeping with its fiduciary obligations to shareholders, approved the New Agreements as being in the best interests of shareholders and determined to recommend that shareholders approve the New Agreements.
BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSALS 1 AND 2.
ADDITIONAL INFORMATION
Record Date. Only shareholders of record of a Fund at the close of business on January 5, 2024 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Fund at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, the Funds had the following issued and outstanding Shares:

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FUND	ISSUED AND OUTSTANDING SHARES
RMB Fund	3,396,907
RMB Mendon Financial Services Fund	4,542,364
RMB International Fund	26,158,060
RMB Japan Fund	2,504,281
RMB Small Cap Fund	7,676,839
RMB SMID Cap Fund	7,049,960

Required Vote and Voting Information. The approval of Proposals 1 and 2 described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).
The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.
If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those shares for which they are entitled to vote in favor of such adjournments. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.
Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

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Method of Proxy Solicitation. The cost of preparing, assembling and mailing this Proxy Statement and the attached notice of special meeting of shareholders and the accompanying proxy card(s) will be borne by Curi RMB Capital. EQ Fund Solutions (“EQ”), which is located at 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, has been engaged to assist in soliciting proxies at an estimated cost of approximately $58,000 to $78,000, which will be paid by Curi RMB Capital. The agreement with EQ provides for indemnification of EQ in certain circumstances. In addition to soliciting proxies by mail, one or more of the Trust’s or Adviser’s officers, representatives or compensated third-party agents, including EQ, may aid in the solicitation of proxies by personal interview, phone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.
Arrangements may also be made to have votes recorded by phone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.
Persons holding Shares as nominees will be reimbursed by Curi RMB Capital, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.
Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.
Principal Holders of the Funds’ Shares. The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.
As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.
As of the Record Date, the Trustees and Officers, as a group, owned [less than 1% of the outstanding Shares of each class of each Fund].

Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership	Nature of Ownership
RMB Fund – Class A	Gerard F. Sullivan & Ann M. Sullivan, JT TEN c/o RMB 115 S. LaSalle Street, 34th Floor Chicago, IL 60603 5.99%	R
RMB Fund – Class C	UBS Financial Services Inc. FBO Susan B. Bauer c/o RMB 13.99%	B

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	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091 11.16%	R
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103 16.94%	R
RMB Fund – Class I	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 16.19%	R
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310 6.54%	R
RMB Mendon Financial Services Fund – Class A	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122 33.07%	R
	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716 6.44%	R
RMB Mendon Financial Services Fund – Class C	Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103 10.04%	R
RMB Mendon Financial Services Fund – Class I	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716 25.63%	R
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 9.69%	R

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RMB International Fund – Class I	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 11.18%	R
RMB Japan Fund – Class I	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 10.92%	R
RMB Small Cap Fund – Class I	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 32.45%	R
RMB SMID Cap Fund – Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995 28.62%	R
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 18.03%	R
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995 15.61%	R
	JP Morgan Securities LLC FBO 582-37885-17 4 Chase Metrotech Center Brooklyn, NY 11245-0001 7.10%	R
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995 6.74%	R
B - Shareholder is the “Beneficial” owner, meaning that the name listed refers to the actual pecuniary, or financial, interest in the security.

R - Shareholder is the owner of “Record,” meaning that the name listed is the name of the shareholder on the account.

Investment Adviser and Sub-Adviser. Curi RMB Capital, LLC, located at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603, serves as each Fund’s investment adviser. Mendon Capital Advisors Corp., located at 31 Ocean Reef Drive, Suite C101 #249, Key Largo, Florida 33037, serves as sub-advisor to the RMB Mendon Financial Services Fund. Both Curi RMB Capital and Mendon are currently providing advisory services under the Interim

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Agreements. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of Curi RMB Capital or any other person directly or indirectly controlling, controlled by, or under common control with Curi RMB Capital.
The following table sets forth the name, position and principal occupation of each executive officer and each director of Curi RMB Capital as of January 1, 2024 and their current positions with the Trust, if any. Each individual’s address is c/o Curi RMB Capital, 115 South LaSalle Street, 34th Floor, Chicago, IL 60603.

Name	Principal Occupation with Adviser	Position with Trust
Dimitri P. Eliopoulos	Chief Executive Officer	None
Richard M. Burridge	Executive Chairman and Co-Chief Investment Officer	None
Donald A. Bechter	Managing Partner	None
Frederick Paulman	President	None
Christopher M. Graff	Co-Chief Investment Officer, Managing Director of Asset Management	President
Maher A. Harb	Chief Financial Officer	Chief Financial Officer and Treasurer
Joseph D. McDermott	Chief Compliance Officer	Chief Compliance Officer
Laura A. Flentye	Chief Administrative Officer	Senior Vice President and Secretary

The following table sets forth the name, position and principal occupation of each executive officer and each director of Mendon as of January 1, 2024 and their current position with the Trust, if any. Each individual’s address is c/o Mendon, 31 Ocean Reef Drive, Suite C101 #249, Key Largo, Florida 33037. Mendon is 100% owned by Anton V. Schutz.

Name	Principal Occupation with Mendon	Position with Trust
Anton V. Schutz	President	None
Curtis Flippen	Chief Compliance Officer	None

Administrator and Principal Underwriter
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator to the Funds pursuant to an administration agreement (the “Fund Services Administration Agreement”). Pursuant to the Fund Services Administration Agreement, Fund Services provides certain services to the Funds including, among other responsibilities, facilitating the Funds’ payment of Fund expenses upon authorization from the Trust; monitoring the Funds’ compliance with certain 1940 Act requirements and preparing and filing federal and state regulatory filings; preparing financial and tax reports; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; facilitating preparation for Board and Committee meetings, maintaining certain books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Agreements are approved.

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For the fiscal year ended December 31, 2023, the Funds paid Fund Services the following fees pursuant to the administration agreement:

RMB Fund	$62,607
RMB Mendon Financial Services Fund	$63,082
RMB International Fund	$63,276
RMB Japan Fund	$62,943
RMB Small Cap Fund	$62,841
RMB SMID Cap Fund	$62,740

Annual and Semi-annual Reports. Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained without charge on the Funds’ website at www.rmbfunds.com/documents or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.
Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with corresponding proxy card(s) for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 or calling toll-free at 1-800-462-2392.
Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.
The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.
Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

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PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR PHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT
INVESTMENT ADVISORY AGREEMENT (this “Agreement”), made this [•] day of [•], 2024, by and between Curi RMB Capital, LLC, a limited liability company (the “Adviser”), and RMB Investors Trust (the “Trust”), a Delaware statutory trust, on behalf of its separate series set forth on Schedule A (each, a “Fund” and collectively, the “Funds”).
WHEREAS, the Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles and its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”); and the Trust, on behalf of the Funds, desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform for it various investment advisory, research services, and other management services; and
WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is engaged in the business of rendering management and investment advisory services and desires to provide such services to the Trust;
NOW, THEREFORE in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:
1.Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust assets, subject to the control and direction of the Trust’s Board of Trustees (“Board”), for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations in return for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
2.Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:
(a)The Adviser shall manage the investment and reinvestment of each Fund’s assets, subject to and in accordance with the investment objectives and policies of the Fund. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to a Fund’s portfolio securities shall be exercised. The Adviser shall render regular reports to the Board concerning each Fund’s investment activities.
(b)The Adviser shall, in the name of the Trust and on behalf of each Fund, place orders for the execution of the Fund’s portfolio transactions in accordance with the policies set forth in the Trust’s current registration statement under the 1940 Act and the 1933 Act. In connection with the placement of orders for the execution of each Fund’s portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the “SEC”) and the Trust and any person retained by the Trust upon reasonable notice to the Adviser. Where

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applicable, such records shall be maintained by the Adviser for the periods and the places required by Rule 31a-2 under the 1940 Act.
(c)The Adviser shall bear its expenses of providing services to the Trust and each Fund pursuant to this Agreement except such expenses as are undertaken by the Trust or the Fund in Section 3 hereof.
(d)In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more subadvisors, subject to approval of the Board or, if required, a majority of the outstanding voting securities of the Funds, in the manner required under the 1940 Act.
3.Expenses of Each Fund.
(a)Except as otherwise provided herein, the Adviser will at its own expense furnish to the Trust office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing each Fund’s investments, and the Adviser will arrange, if desired by the Trust, for members of its organization to serve as trustees, officers or agents of the Trust.
(b)The Adviser will pay directly or reimburse the Trust for the compensation (if any) of the members of the Board who are interested persons of the Adviser and all officers of the Trust who are Adviser employees (“Adviser Employees”); provided that the Chief Compliance Officer may be an Adviser Employee and receive compensation from the Trust.
(c)All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically otherwise provided in this Agreement. The Trust, on behalf of each Fund to the extent allowable to that Fund, will assume and will pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by the Adviser personnel, or its affiliated persons, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to a Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (vii) all expenses of shareholders’ and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements, and reports to shareholders and reports to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and to the trustees of the Trust who are not interested persons of the Trust (“Independent Trustees”); (ix) any distribution fees paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of the Independent Trustees; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any expenses related to the Trust’s indemnity obligations under this Agreement.
(d)In addition to the expenses described in Section 3(c) above, each Fund will pay all brokers’ and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

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(e)The Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by it pursuant to this Section.
4.Compensation of the Adviser.
(a)Each Fund will pay the Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth on Schedule A attached hereto. Management fees payable hereunder will be computed daily and paid monthly in arrears. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this Section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
(b)The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of the Trustees who are not interested persons of the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.
(c)The Adviser reserves the right to make payments to brokers and dealers in consideration of their promotional or administrative services.
5.Activities of the Adviser. The services of the Adviser to the Trust and each Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Adviser as stockholders, officers, or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as shareholder or otherwise.
6.Use of Names. The Trust agrees that in the event that neither the Adviser nor any of its successors, or affiliated persons thereof, acts as an investment adviser to the Trust or a Fund, the name of the Trust or Fund, respectively, will be changed to one that does not contain the name “RMB,” “Curi” or otherwise suggest an affiliation with the Adviser.
7.Compliance
(a)With respect to the services under this Agreement, the Adviser will comply with all Applicable Laws and all policies, procedures or reporting requirements that the Board reasonably adopts and communicates to the Adviser in writing. “Applicable Laws” shall mean (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of the Funds.
(b)The Adviser agrees it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Adviser agrees to cooperate fully with the Trust and its Trustees and officers, including the Chief Compliance Officer of the Trust, with respect to any and all compliance-related matters.
(c)The Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

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(d)The Adviser, at its expense, will provide the Board with such compliance reports relating to the Adviser’s duties under this Agreement as may be agreed upon by such parties from time to time.
8.Notification to the Board. The Adviser promptly shall notify the Board in writing of the occurrence of any of the following events:
(a)the Adviser shall fail to be registered as an investment advisor under the Advisers Act and under the laws of any jurisdiction in which the Adviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement;
(b)the Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and which, if successful on the merits, would have a material adverse effect on any Fund or the performance of this Agreement by the Adviser;
(c)a material violation of the Adviser’s Code of Ethics is discovered and, again, when action has been taken to rectify such violation;
(d)any financial condition that is likely to impair the Adviser’s ability to fulfill its commitments under this Agreement, including, but not limited to, entry of an order for relief under the U.S. Bankruptcy Code;
(e)any disciplinary event the Adviser is required to disclose on Form ADV under the Advisers Act; or
(f)any other event that might affect, in any material respect, the ability of the Adviser to provide the services provided for under this Agreement.
9.Liability.
(a)The Adviser will be liable for its own acts and omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under this Agreement, and nothing herein will protect the Adviser against any such liability to the Trust or its shareholders. The Adviser will not be liable for the acts and omissions of any third party employed by the Funds or any agent employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Trust or securities and investments may be deposited or come in compliance with the provisions of this Agreement. The Adviser will not be liable for any defect in title of any property acquired, nor for any loss unless it occurs through its own willful default. Subject to the first sentence of this Section, the Adviser will not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is reasonably satisfactory to the Trust.
(b)None of the Trustees, officers, agents or shareholders of the Trust will be personally liable hereunder or are assuming any liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No Fund will be liable for any claims against any other Fund of the Trust.
10.Indemnification.
(a)The Adviser shall indemnify the Trust and each respective Fund (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim,

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loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Losses (or actions with respect thereto), as finally determined by a court or governmental body of competent jurisdiction, arise out of or are based upon the willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by its reckless disregard of its obligations under this Agreement (collectively, “Disabling Conduct”).
(b)Except for such Disabling Conduct, the Trust and each respective Fund shall indemnify the Adviser and its officers, directors, members, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser and their respective successors and assigns (collectively, the “RMB Indemnified Parties”) against, and hold such RMB Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Adviser’s entering into or providing services under this Agreement.
(c)Expenses, including legal fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the indemnifying party in advance of the final disposition of any Proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the indemnifying party amounts paid if a final determination is made by a court or governmental body of competent jurisdiction that indemnification of the expenses is not authorized under Section 10 of this Agreement.
(d)For the avoidance of doubt, the provisions of this Section 10 are expressly subject to all applicable provisions of the 1940 Act and the Advisers Act, as amended.
(e)The provisions of this Section 10 shall survive the termination or cancellation of this Agreement.
11.Disaster Recovery/Business Continuity.
(a)The Adviser warrants and represents that it:
(i)has a reasonably designed disaster recovery plan; and
(ii)has implemented reasonable and adequate procedures and systems with regard to safekeeping from loss or damage attributable to fire, theft or any other casualty, blank checks, records and other data of the Trust, and its equipment, facilities and other property used in the performance of its obligations hereunder, and the Adviser will make such changes to its procedures and systems from time to time as the Adviser determines are reasonably required for the secure performance of its obligations hereunder.
(b)The Adviser shall continuously maintain and periodically test such reasonably designed back-up systems and disaster recovery plans, and shall report to the Trust and the Board no less than annually regarding such maintenance and testing. Notwithstanding the foregoing or any other provision of this Agreement, the Adviser shall not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control. Events beyond its reasonable control (“Force Majeure Events”) include, without limitation, natural disasters, actions or decrees of governmental bodies, terrorist actions, cyber-attacks, communication lines failures that are not the fault of either party, flood or catastrophe, acts of God or other similar events beyond its control.

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(c)In the event of a Force Majeure Event, the Adviser shall follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.
12.Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided, through June 30, 2025 and indefinitely thereafter if its continuance shall be specifically approved, in accordance with the 1940 Act and the rules thereunder, interpretations of the SEC, and any exemptive order upon which a Fund may rely, at least annually by vote of the holders of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Trustees, and further provided that such continuance is also approved annually by the vote of a majority of the Independent Trustees. This Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the Board or by vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. This Agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
13.Definitions. For the purposes of this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
14.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
15.Notices. Notices of any kind to be given to a party hereunder shall be in writing and shall be deemed duly given when delivered by hand (including by FedEx or similar express courier), transmitted by facsimile or electronic mail, or three days after being mailed by prepaid registered or certified mail, return receipt requested, in each case addressed to the applicable party as follows and as such delivery instructions may be revised by notice given to the other party:
Notice to the Trust:
RMB Investors Trust
Attn: President or Secretary
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
Notice to the Adviser:
Curi RMB Capital, LLC
Attn: Chief Executive Officer, Chief Administrative Officer,
or Chief Operating Officer
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
16.Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

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17.Applicable Law and Jurisdiction. This Agreement, and, in the event of termination of this Agreement, those paragraphs that survive such termination, shall be governed by the internal substantive laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the laws of the State of Delaware, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the federal securities laws shall be resolved by reference to such term or provision of the federal securities laws and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the federal securities laws or any rule thereunder, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.
18.No Third Party Beneficiaries. For the avoidance of doubt, no person other than the Trust, in its own capacity and on behalf of the Funds and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement and there are no other third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser or Trust, or (ii) create or give rise to any duty or obligation on the part of the Adviser or Trust (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CURI RMB CAPITAL, LLC By: __________________ Name: Dimitri Eliopoulos Its: Chief Executive Officer
RMB INVESTORS TRUST By: __________________ Name: Christopher Graff Its: President

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SCHEDULE A
As of [•], 2024:

Fund	Annual Fee Rate as a Percentage of Fund Average Daily Net Asset Value
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.
If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, the Adviser’s compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

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EXHIBIT B

FORM OF SUB-ADVISORY AGREEMENT
[Date]
CURI RMB CAPITAL, LLC
115 S. LaSalle St., 34th Floor
Chicago, Illinois 60603
MENDON CAPITAL ADVISORS CORP.
31 Ocean Reef Drive, Suite C101 #249
Key Largo, Florida 33037
WHEREAS, Curi RMB Capital, LLC (the “Adviser”) has entered into an Investment Advisory Agreement with RMB Investors Trust (the “Trust”) dated [•], 2024 (“Investment Advisory Agreement”), an investment company registered under the Investment Company Act of 1940 (“1940 Act”);
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);
WHEREAS, the Board of Trustees of the Trust (“Trustees”) and the Adviser desire to retain Mendon Capital Advisors Corp. (the “Sub-Adviser”) to render investment advisory and other services to the funds specified in Schedule A hereto, as amended from time to time, each a series of the Trust (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter sets forth in this sub-advisory agreement (the “Agreement”);
WHEREAS, the Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees to select sub-advisers for each Fund; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;
NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:
1.Acceptance of Appointment. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided.
2.Delivery of Documents. The Adviser will provide the Sub-Advisor with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement (“Prospectus”) and instructions, policies and directions of the Trustees pertaining to the Adviser and each Fund, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Adviser to carry out its obligations under this Agreement.
3.Investment Services. The Sub-Adviser will use its best efforts to provide to the Funds continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Funds as set forth in the Funds’ Prospectus. In the performance of the Sub-Adviser’s duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 2 above, as from time to time amended or supplemented, the restrictions (including, without limitation, the

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requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company), and any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Trustees may from time to time establish and deliver to the Sub-Adviser, the Sub-Adviser will, at its own expense:
(a)comply with (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of the Funds;
(b)cooperate fully with the Trust, the Board of Trustees of the Trust and its officers, and the Adviser and its officers, including the Trust’s and Adviser’s Chief Compliance Officers, with respect to any and all compliance related matters;
(c)determine what securities shall be purchased for the Funds, what securities shall be held or sold, what portion of the Funds’ assets shall be held uninvested and furnish the Adviser and the Funds with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Funds as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;
(d)furnish the Adviser and the Funds with advice in connection with policy decisions to be made by the Trustees or any committee thereof about the Funds’ investments and, as requested, furnish the Funds with research, economic and statistical data in connection with the Funds’ investments and investment policies that are reasonably available to the Sub-Adviser and necessary for the Sub-Adviser to perform its obligations hereunder;
(e)submit such reports relating to the valuation of the Funds’ securities as the Adviser may reasonably request;
(f)subject to prior consultation with the Adviser, assist the Funds in any negotiations relating to the Funds’ investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;
(g)consistent with the provisions of Section 9 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Funds’ account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the Funds or except as otherwise required by the Funds;
(h)from time to time or at any time reasonably requested by the Adviser or the Trustees, make reports to the Adviser or the Trustees, as requested, of the Sub-Adviser’s performance of the foregoing services and on such other matters as the Trustees may reasonably request;
(i)subject to the supervision of the Adviser, maintain and preserve the records required by the 1940 Act to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Funds and copies will be surrendered to the Funds promptly upon request therefor);
(j)give instructions to the custodian (including any sub-custodian) of the Funds as to deliveries of securities to and from such custodian and payments of cash for the account of the Funds, and advise the Adviser on the same day such instructions are given;

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(k)maintain errors and omissions insurance coverage in an appropriate scope and amount and upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance;
(l)cooperate with the Trust’s independent public accountants and take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties;
(m)prepare and cause to be filed in a timely manner Form 13F and Schedule 13G, if required, with respect to securities held by a Fund;
(n)notify the Adviser and the Trust of any change in its ownership, including any change of control, and of any changes to key personnel who are either portfolio manager(s) of the Fund or senior management of the Sub-Adviser in time sufficiently prior to any such change to enable the Adviser and the Trust to comply with the provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change; and
(o)cooperate generally with the Funds and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, annual and semi-annual reports on Forms N-CEN and N-CSR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Funds, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.
The Sub-Adviser shall conform its conduct to, and will ensure that its advice with respect to the Funds complies with, the 1940 Act and all rules and regulations thereunder, the requirements for qualification of the Funds as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations and with the provisions of the Funds’ Prospectus as amended or supplemented.
4.Independent Contractor; Exclusivity.
(a)In the performance of its duties hereunder, the Sub-Adviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed to be an agent of the Funds or of the Adviser.
(b)The Sub-Adviser’s services to the Funds pursuant to this Agreement are deemed to be exclusive for the entire period that this Agreement is in effect. The Sub-Adviser may render investment advice, management and other services only to clients that are not publicly offered registered investment companies that would be in direct competition with the Funds (for avoidance of doubt, any publicly offered registered investment company that invests primarily in equity securities of financial industry companies is considered to be in direct competition with the Funds). Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Sub-Adviser from serving as the sub-adviser to any other fund sponsored by the Adviser.
5.Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 3, and any other expenses incurred by it in connection with the performance of its duties hereunder as well as its reporting obligations hereunder.

B-3

6.Expenses of the Funds not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state will be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay any Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay or costs of any broker-dealer in connection with the Funds.
7.Compensation of the Sub-Adviser.
(a)The Adviser will pay the Sub-Adviser, as compensation for services and expenses assumed hereunder, a fee as set forth in Schedule A for each Fund. Sub-advisory fees payable hereunder will be computed daily and paid monthly in arrears, within 30 calendar days after the related month end. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The Sub-Adviser understands and agrees that neither the Trust nor the Funds has any liability for the Sub-Adviser’s fee hereunder. Calculations of the Sub-Adviser’s fee will be based on average net asset values as provided by the Adviser. All rights to compensation under this Agreement for services performed as of the termination date will survive the termination of this Agreement.
8.Other Activities of the Sub-Adviser and its Affiliates. Except as provided in Section 4 above, nothing herein contained will prevent the Sub-Adviser or any of its directors, managers, members, officers, employees, or affiliates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Funds. Except as provided in Section 4 above, it is specifically understood that the directors, managers, members, officers and employees of the Sub-Adviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.
9.Avoidance of Inconsistent Position and Brokerage. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Sub-Adviser nor any of its directors, managers, members, officers, employees or affiliates will act as principal or agent or receive any compensation, other than the compensation provided for in this Agreement. The Sub-Adviser or its agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by it, which may include affiliates of the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Funds the most favorable price and efficient execution available. It is also understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such certain brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Funds, it will act solely as investment counsel for such clients and not in any way on behalf of the Funds.
On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the

B-4

securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.
The Sub-Adviser will not knowingly recommend that the Funds purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its directors, managers, members, officers or employees has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. For avoidance of doubt, it is agreed that neither the Sub-Adviser nor any of its directors, managers, members, officers or employees shall be deemed to have a financial interest in the securities of any issuer solely as a result of any of the Sub-Adviser’s other clients having a financial interest in such issuer. Access persons (as defined in Rule 17j-1 under the 1940 Act) of the Sub-Adviser will provide personal trading reports to a person designated by the Funds in accordance with the Funds’ code of ethics applicable to the Sub-Adviser.
10.Limitation of Liability of the Sub-Adviser. Neither the Sub-Adviser nor any director, manager, member, officer or employee of the Sub-Adviser will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Funds or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
11.Duration and Termination of this Agreement.
(a)With respect to each Fund, this Agreement shall take effect on the date which this Agreement has been approved by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Fund (the “Effective Date”) and shall remain in effect through June 30, 2025, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund, in accordance with the 1940 Act and the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely, at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof.
(b)This Agreement may be terminated with respect to a Fund by the Board of Trustees, the Adviser, or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.
(c)This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.
(d)Any “assignment” (as that term is defined in the 1940 Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the Trust and the Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each

B-5

case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Trust and the Sub-Adviser, if any, arising out of an assignment of this Agreement by the Sub-Adviser.
12.Amendment of this Agreement.
(a)No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement will be effective until approved by the Adviser and the Trustees, including a majority of the Independent Trustees in the manner prescribed by the 1940 Act and the rules and regulations thereunder, and (b) a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.
(b)It shall be the Sub-Adviser’s responsibility to furnish to the Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Sections 11 or 12 hereof.
13.Proxy Voting. Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Funds or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Funds without consultation with the Adviser or the Funds, provided that the Sub-Adviser will follow any written instructions received from the Adviser or the Funds with respect to voting as to particular issues. The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Funds including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.
14.Use of Names. The Sub-Adviser from time to time shall make available, without charge to the Adviser or the Trust, the Mendon Capital Advisors Corp. trademark (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in a Fund’s Prospectus and/or a Fund’s sales literature. Upon termination of this Agreement, the Adviser and the Trust must promptly cease use of the Mark.
15.Miscellaneous.
(a)The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Funds are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Funds’ property will be bound. The Funds will not be liable for the obligations of any other series of the Trust.
(b)The Sub-Adviser promptly shall notify the Adviser in writing of the occurrence of any of the following events: (i) the Sub-Adviser shall fail to be registered as an investment advisor under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement; (ii) the Sub-Adviser shall have been served or otherwise have received written notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and which, if successful on the merits, would have a material adverse effect on any Fund or the performance

B-6

by the Sub-Adviser of its obligations under this Agreement; (iii) the Sub-Adviser obtains actual knowledge of a material violation of the Sub-Adviser’s Code of Ethics and, again, when action has been taken to rectify such violation; (iv) any financial condition that is likely to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement, including, but not limited to, entry of an order for relief under the U.S. Bankruptcy Code; (v) any disciplinary event the Sub-Adviser is required to disclose on Form ADV under the Advisers Act; or (vi) any other event within the Sub-Adviser’s control that the Sub-Advisor believes could reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement.
(c)Nothing herein contained will limit or restrict the Sub-Adviser or any of its directors, managers, members, officers, employees or affiliates from buying, selling or trading in any securities for its or their own account or accounts. The Trust on behalf of the Funds acknowledges that the Sub-Adviser and its directors, managers, members, officers, employees and affiliates, and its other clients may, subject to compliance with the Funds’ code of ethics applicable to the Sub-Adviser, at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Funds. The Sub-Adviser will have no obligation to acquire for the Funds, a position in any investment which the Sub-Adviser, its directors, managers, members, officers, employees or affiliates may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the Funds. Nothing herein contained will prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.
16.Governing Law. This Agreement, and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 10, shall be governed by the internal substantive laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the laws of the State of Delaware, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the federal securities laws shall be resolved by reference to such term or provision of the federal securities laws and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the federal securities laws or any rule thereunder, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.
17.No Third-Party Beneficiaries. The Trust and the Funds are intended to be a third party beneficiary of this Agreement. For the avoidance of doubt, no person other than the Adviser and the Sub-Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement (with the exception of the Trust or the Funds) and there are no other third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser or Sub-Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any person other than the Funds and the Trust, all of which rights, benefits, duties, and obligations are hereby expressly excluded.
[The remainder of this page is intentionally blank]

B-7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Yours very truly, CURI RMB CAPITAL, LLC By: __________________ Name: Dimitri Eliopoulos Its: Chief Executive Officer
RMB INVESTORS TRUST By: __________________ Name: Christopher Graff Its: President

The foregoing Agreement is hereby agreed to as of the date thereof.

MENDON CAPITAL ADVISORS CORP. By: __________________ Name: Anton Schutz Its: President

B-8

SCHEDULE A
As of [•], 2024:

Fund	Annual Fee Rate as a Percentage of Fund Average Daily Net Asset Value
RMB Mendon Financial Services Fund	0.375%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.
If this Agreement becomes effective as to the RMB Mendon Financial Services Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the RMB Mendon Financial Services Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

B-9

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:
Voter ID: Security ID:
Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

RMB Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Trust on behalf of the RMB Fund and Curi RMB Capital, LLC (formerly RMB Capital Management, LLC) ("Curi RMB Capital" or the "Adviser").	O	O	O

THANK YOU FOR VOTING

PROXY CARD

MEETING AGENDA on the Reverse Side

RMB FUNDS

VOTER PROFILE:

Voter ID: Security ID:

Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

RMB Mendon Financial Services Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB Mendon Financial Services Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

RMB FUNDS

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:

Voter ID: Security ID:

Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

RMB International Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB International Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Trust on behalf of the RMB International Fund and Curi RMB Capital, LLC (formerly RMB Capital Management, LLC) ("Curi RMB Capital" or the "Adviser").	O	O	O

THANK YOU FOR VOTING

RMB FUNDS

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:
Voter ID: Security ID:
Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

RMB Japan Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB Japan Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Trust on behalf of the RMB Japan Fund and Curi RMB Capital, LLC (formerly RMB Capital Management, LLC) ("Curi RMB Capital" or the "Adviser").	O	O	O

THANK YOU FOR VOTING

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:
Voter ID: Security ID:
Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

RMB Small Cap Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB Small Cap Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Trust on behalf of the RMB Small Cap Fund and Curi RMB Capital, LLC (formerly RMB Capital Management, LLC) ("Curi RMB Capital" or the "Adviser").	○	○	○

THANK YOU FOR VOTING

PROXY CARD

MEETING AGENDA on the Reverse Side

RMB FUNDS

VOTER PROFILE:

Voter ID: Security ID:

Household ID:

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE TODAY!

Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com

BY PHONE:

Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to vote with a representative.

(800) 628-8538

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid Envelope

RMB SMID Cap Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2024

The undersigned, revoking previous proxies, hereby appoint(s) Christopher Graff and Laura Flentye, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of RMB Investors Trust (the "Trust"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 on March 20, 2024 at 1:00 p.m., Central time and at any adjournments or postponements thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 628-8538**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 20, 2024. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/rmb/docs/proxy2024.pdf

RMB SMID Cap Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees of RMB Investors Trust (the "Trust").

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)	**FOR**	**AGAINST**	**ABSTAIN**
1. Approval of a new investment advisory agreement between the Trust on behalf the RMB SMID Cap Fund and Curi RMB Capital, LLC (formerly RMB Capital Management, LLC) ("Curi RMB Capital" or the "Adviser").	O	O	O

THANK YOU FOR VOTING